Equity	12 Months Ended
Dec. 31, 2024
Disclosure Of Equity Abstract
Equity

25. Equity

The main objective of the Group’s capital management is to maintain a solid credit rating and adequate financial ratios to support business activity and maximize value for the shareholders.

Capital Management

The Group’s objectives when managing capital are to create value for shareholders as a whole, safeguard business continuity and support the sustainable growth of the Group. As a result, the Group endeavors to maintain a satisfactory economic return for its shareholders and guarantee economic access to external sources of funds.

Share capital

At December 31, 2024 the Company paid-in share capital amounted to EUR 22,232 thousand divided into 302,842,536 shares without par value, including 49,604,649 ordinary shares and 253,237,887 Class A multiple voting shares. At December 31, 2023 the Company paid-in share capital amounted to EUR 21,698 thousand divided into 295,540,036 shares without any nominal value, including 34,870,467 ordinary shares and 260,669,569 Class A multiple voting shares.

On March 22, 2024, the Board of Directors partially executed the delegation of authority granted by the extraordinary shareholders' meeting held on October 4, 2023 pursuant to Article 2443 of the Italian Civil Code, resolving to increase the share capital, from EUR 21,698,480 to EUR 22,231,562 by issuing up to 7,302,500 new ordinary shares.

The dual class structure of our shares includes ordinary shares and Class A shares. The Class A shares have the same characteristics and grant the shareholders the same rights as the ordinary shares, except for the voting rights. Holders of ordinary shares are entitled to one vote per share, while holders of Class A shares (held solely by Stevanato Holding S.r.l. or held in treasury by the Company) are entitled to three votes per share. The Class A shares are automatically converted (without the need for a resolution by the special meeting of the shareholders holding Class A shares or by the shareholders’ meeting) into ordinary shares, at a ratio of one ordinary share for each Class A share, in the event of transfer to parties other than Stevanato Family members, or other than companies or other entities controlled, including jointly, directly or indirectly, by one or more members of the Stevanato Family, or by trusts (or, alternatively, by the relevant trustees) set up by members of the Stevanato Family, provided that the relevant beneficiaries are (or may be) one or more members of the Stevanato Family. The Class A shares are convertible into ordinary shares, at a ratio of one ordinary share for each Class A share, in whole or in part and even in several tranches, at the simple request of each holder, to be submitted by means of a communication sent by registered letter, e-mail or any other means capable of providing proof of receipt to the chairman of the board of directors of the Company, with a copy to the chairman of the Audit Committee. Under no circumstances may ordinary shares be converted into Class A shares.

Share Premium Reserve

The share premium reserve includes the additional paid-in capital raised during the Initial Public Offering and the underwritten follow-on public offering of ordinary shares, net of the listing costs pertaining to the public subscription offer to the extent they were incremental costs directly attributable to the equity transaction that otherwise would have not been incurred. At December 31, 2024 and 2023 the share premium reserve amounted to EUR 559,565 thousand and to EUR 389,312 thousand, respectively. The share premium reserve increased after the completion of the underwritten follow-on public offering of ordinary shares on March 26, 2024.

Treasury shares

At December 31, 2023 a total of 30,073,093 of the Company's Class A shares were held in treasury for a total cost of EUR (27,233) thousand. At December 31, 2024, following the conversion of 129,182 Company's Class A shares into ordinary shares awarded to the beneficiaries of certain share-based incentive plans and other benefits, a total of 29,943,911 of the Company's Class A shares were held in treasury for a total cost of EUR (27,148) thousand.

Cash flow hedge reserve

The cash flow hedge reserve reflects the change in fair value of derivatives financial instruments, designated as cash flow hedges. At December 31, 2024 the cash flow hedge reserve amounted to EUR (1,029) thousand compared to EUR 2,241 thousand compared at December 31, 2023.

Cost of hedging reserve

The cost of hedging reserve reflects the forward element of forward contracts. At December 31, 2024 the cost of hedging reserve amounted to EUR (90) thousand compared to EUR (83) thousand at December 31, 2023.

Reserve for actuarial gains/losses

The reserve for actuarial gains/losses includes actuarial gains and losses on the net defined employees benefits liability and on the agents termination plans. At December 31, 2024 the reserve for actuarial gains/losses amounted to EUR (53) thousand compared to EUR (287) thousand at December 31, 2023.

Currency translation reserve

The currency translation reserve includes the cumulative foreign currency translation differences arising from the translation of subsidiaries' financial statements denominated in currencies other than Euro; at December 31, 2024 it amounted to EUR (12,578) thousand compared to EUR (10,976) thousand at December 31, 2023. The change was mainly due to the depreciation against the Euro of the Mexican Peso and the Brazilian Real, partially offset by the appreciation of the U.S. Dollar and the Chinese Renminbi against the Euro that occurred in 2024, currencies in which the net assets of some of the companies belonging to the Group are denominated.

Retained earnings and other reserves

Retained earnings and other reserves include:

-
a legal reserve of EUR 4,340 thousand at December 31, 2024 and 2023;
-
other reserves of EUR 88,328 thousand at December 31, 2024 (EUR 65,237 thousand at December 31, 2023). The increase was due to (i) the allocation of the prior year net profit for EUR 20,887 thousand, (ii) the accrual of the fair value of personnel cost related to share-based incentive plans and related effects of the share awards for EUR 2,309 thousand and (iii) other effects for EUR (105) thousand;
-
retained earnings of EUR 652,995 thousand at December 31, 2024 (EUR 542,652 thousand at December 31, 2023).

Net profit attributable to equity holders of the parent

Net Profit attributable to equity holders of the parent amount to EUR 117,778 thousand at December 31, 2024 (EUR 145,631 thousand at December 31, 2023).

Non-controlling interests

Non-controlling interests amount to EUR 46 thousand at December 31, 2024 (EUR 115 thousand at December 31, 2023). For further detail refer to Note 36.